Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill [Abstract]
Goodwill
11    Goodwill

Accounting policies
The measurement of goodwill at initial recognition is described in the Acquisitions and divestments note. Goodwill is subsequently measured at cost less accumulated impairment losses.
Goodwill is not amortized but is instead tested for impairment annually in the fourth quarter, or more frequently if indicators of potential impairment exist. Internal and external sources of information are considered to assess if there are indicators that an asset or groups of cash-generating units (CGUs) may be impaired. Goodwill is allocated to groups of CGUs and tested for impairment at the Business level (one level below segment), which represents the lowest level at which goodwill is monitored internally for management purposes. An impairment loss is recognized in the Consolidated statements of income whenever and to the extent that the carrying amount of a group of CGUs exceeds the recoverable amount for the group of CGUs, whichever is the greater, its value in use or its fair value less cost of disposal. Value in use is measured as the present value of future cash flows expected to be generated by the asset. Fair value less cost of disposal is measured as the amount obtained from the sale of an asset in an arm’s length transaction, less costs of disposal.
Accounting estimates and judgments
The cash flow projections used in the value in use calculations for goodwill impairment testing contain various judgments and estimations as described in the ‘key assumptions’ section.

The changes in 2023 and 2024 were as follows:
Philips Group
Goodwill in millions of EUR

	2023	2024
Balance as of January 1
Cost	12,747	12,133
Impairments	(2,509)	(2,256)
Book value	10,238	9,876

Acquisitions¹	24
Impairments	(8)
Divestments and transfers to assets classified as held for sale²	(8)	(22)
Translation differences and other	(370)	528
Total change	(362)	507
Balance as of December 31
Cost	12,133	12,777
Impairments	(2,256)	(2,394)
Book value	9,876	10,383
[1]Refer to Acquisitions and divestments
[2]Refer to Discontinued operations and assets classified as held for sale

In 2024, goodwill increased by EUR 507 million, primarily as a result of translation differences.
Goodwill impairment testing
During 2024, there were no goodwill impairments recorded.
Goodwill allocated to the Businesses (groups of cash-generating units) as of December 31, 2024, is presented in the following table:
Philips Group
Goodwill by business in millions of EUR

	2023	2024
Monitoring	3,964	4,194
Image-Guided Therapy	3,044	3,216
Precision Diagnosis	1,363	1,440
Sleep & Respiratory Care	687	694
Personal Health	483	509
Enterprise Informatics	336	331
Book value	9,876	10,383

The carrying amount of each group of CGUs is compared to the recoverable amount of the group of CGUs. Unless otherwise noted, the recoverable amount for each group of CGUs is based on value-in-use calculations. Cash flow projections were determined using Philips management's internal forecasts that cover an initial forecast period from 2025 to 2027. Projections were extrapolated using the growth rates disclosed in the following table for an extrapolation period of 4 years (2028-2031), after which a terminal value was calculated per 2032. For the terminal value calculation, growth rates were capped at a historical long-term average growth rate. The company uses scenarios in the business forecasting process and the most reasonable and supportable assumptions that represent management’s best estimate are used as the basis for the value-in-use calculations.
Key assumptions
Key assumptions used in the value-in-use calculations were compound sales growth rates, EBITA* in the terminal value and the rates used for discounting the projected cash flows.
The compound sales growth rate is the annualized steady nominal growth rate over the forecast period calculated with reference to the latest full year of actual sales as the base for the growth. The compound sales growth rate used to calculate the terminal value is only applied to the first year after the extrapolation period, after which no further growth is assumed for the terminal value calculation.
The compound sales growth rates and EBITA* used to estimate cash flows are based on past performance, external market growth assumptions and industry long-term growth averages. EBITA* for each group of CGUs is expected to increase over the projection period as a result of volume growth and cost efficiencies. By their nature, these assumptions involve risk and uncertainty because they relate to future events and circumstances and there are many factors that could cause actual results and developments to differ materially from the plans, goals and expectations set forth in these assumptions.
The rates used for discounting the projected cash flows in goodwill impairment testing is based on a weighted cost of capital (WACC), which in turn is based on business-specific inputs along with other inputs as mentioned below. The WACC is based on post-tax cost of equity and cost of debt, and is further calculated based on market data and inputs to accurately capture changes to the time value of money, such as the risk-free interest rate, the beta factor and country risk premium. In order to properly reflect the different risk-profiles of different businesses, a WACC is determined for each business. As such, the beta factor is determined based on a selection of peer companies, which can differ per business. Different businesses have different geographical footprints, resulting in business-specific inputs for variables like country risk. Philips performs the value-in-use calculations using post-tax cash flows and discount rate, the implicit pre-tax rate discount rate is derived from an iterative calculation for disclosure purposes.
The values assigned to the key assumptions used for the value-in-use calculations were as follows:
Philips Group
Key assumptions 2024

	Compound sales growth rate
	Initial forecast period	Extrapolation period	Used to calculate terminal value	Pre-tax discount rates
Monitoring	5.3%	4.7%	2.5%	9.1%
Image-Guided Therapy	6.3%	5.0%	2.5%	9.7%
Precision Diagnosis	2.4%	3.6%	2.5%	9.9%
Sleep & Respiratory Care	10.1%	7.3%	2.5%	10.3%
Personal Health	5.1%	4.2%	2.5%	9.9%
Enterprise Informatics	4.4%	5.4%	2.5%	8.9%
The assumptions used for the 2023 value-in-use calculations for cash-generating units to which a significant amount of goodwill was allocated were as follows:
Philips Group
Key assumptions 2023

	Compound sales growth rate
	Initial forecast period	Extrapolation period	Used to calculate terminal value	Pre-tax discount rates
Monitoring	8.2%	5.5%	2.5%	9.5%
Image-Guided Therapy	7.9%	5.2%	2.5%	10.7%
Precision Diagnosis	3.8%	3.4%	2.5%	10.4%
Sleep & Respiratory Care	9.5%	9.3%	2.5%	10.8%
Personal Health	5.0%	4.6%	2.5%	10.3%
Enterprise Informatics	5.3%	5.8%	2.5%	9.0%

Sensitivity to changes in assumptions
The results of the annual impairment tests of the groups of CGUs indicate that a reasonably possible change in key assumptions would not cause the value in use to fall to the level of the carrying value.
*The definition of this non-IFRS measure and a reconciliation to the IFRS measure is included in Information by segment and main country